UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2006

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

(a)
South Carolina Electric & Gas Company (SCE&G) entered into an underwriting agreement dated June 20, 2006 related to the sale of $125 million of SCE&G’s First Mortgage Bonds, 6.25% Series due July 1, 2036.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

1.01
Underwriting Agreement dated June 20, 2006 between South Carolina Electric & Gas Company and Banc of America Securities LLC, UBS Securities LLC and Wachovia Capital Markets, LLC, each individually and acting as representatives for the underwriters named therein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Carolina Electric & Gas Company
(Registrant)

June 22, 2006	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller